NEITHER THIS NOTE NOR THE SECURITIES THAT ARE ISSUABLE TO THE LENDER UPON CONVERSION HEREOF (COLLECTIVELY, THE "SECURITIES") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THE SECURITIES NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED: (I) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE 1933 ACT OR APPLICABLE STATE SECURITIES LAWS; OR (II) IN THE ABSENCE OF AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE ISSUER, THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT OR; (III) UNLESS SOLD, TRANSFERRED OR ASSIGNED PURSUANT TO RULE 144 UNDER THE 1933 ACT.

BY ACCEPTING THIS OBLIGATION, THE LENDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SEC 6049(B)(4) OF THE INTERNAL REVENUE CODE AND REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SEC. 6049(B)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).

SECOND REPLACEMENT REVOLVING NOTE

$1,674,484.10 Issuance and Effective Date: as of October 21, 2016

FOR VALUE RECEIVED, **ARRAYIT CORPORATION**, a Nevada corporation, whose address is 927 Thompson Place, Sunnyvale, CA 94085 (the "**Borrower**"), promises to pay to the order of **TCA GLOBAL CREDIT MASTER FUND, LP** (hereinafter, together with any holder hereof, "**Lender**"), whose address is 3960 Howard Hughes Parkway, Suite 500, Las Vegas, Nevada 89169, on or before the **Revolving Loan Maturity Date**: (A) the greater of: (i) One Million Six Hundred Seventy-Four Thousand Four Hundred Eighty-Four and 10/100 Dollars ($1,674,484.10); or (ii) the aggregate amount of all Revolving Loans and all other Obligations under and pursuant to that certain Credit Agreement dated as of August 31, 2015, but made effective as of December 18, 2015, executed by and among Borrower and Lender (the "**Original Credit Agreement**"), as amended by that certain First Amendment to Credit Agreement, dated as of April 13, 2016 (the "**First Amendment**"), as further amended by that certain Second Amendment to Credit Agreement dated of even date herewith (the "**Second Amendment**") (the Original Credit Agreement, the First Amendment and the Second Amendment as additionally amended, supplemented or modified from time to time, the "**Credit Agreement**"), and made available by Lender to Borrower at the maturity or maturities and in the amount or amounts stated on the records of Lender; together with (B) interest (computed on the actual number of days elapsed on the basis of a 360 day year) on the aggregate principal amount of all Revolving Loans and other Obligations outstanding from time to time, as provided in the Credit Agreement; and together with (C) all other Obligations due, owing and payable under the terms of the Credit

Agreement and all other Loan Documents. Capitalized words and phrases not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

This Second Replacement Revolving Note ("**Note**") evidences the Revolving Loans incurred by Borrower under and pursuant to the Credit Agreement, to which reference is hereby made for a statement of the terms and conditions under which the Revolving Loan Maturity Date may be extended or any payment hereon may be accelerated. The holder of this Note is entitled to all of the benefits and security provided for in the Credit Agreement and the other Loan Documents, executed by and between Borrower and Lender. The Revolving Loans evidenced by this Note shall be repaid by Borrower on the Revolving Loan Maturity Date, as same may be extended or unless payable sooner, pursuant to the provisions of the Credit Agreement.

This Note is being executed in substitution for and to supersede the Revolving Note issued by Borrower to Lender under the Credit Agreement (the "**Revolving Note**"), in its entirety. It is the intention of the Borrower and Lender that while this Note replaces and supersedes the Revolving Note, in its entirety, it is not in payment or satisfaction of the Revolving Note, but rather is the substitute of one evidence of debt for another without any intent to extinguish the old. Nothing contained in this Note shall be deemed to extinguish the indebtedness and obligations evidenced by the Revolving Note or constitute a novation of the indebtedness evidenced by the Revolving Note.

Principal, interest and other Obligations shall be paid to Lender as set forth in the Credit Agreement, or at such other place as the holder of this Note shall designate in writing to Borrower. Each Revolving Loan made by Lender, and all payments on account of the principal and interest thereof shall be recorded on the books and records of Lender and the principal balance as shown on such books and records, or any copy thereof certified by an officer of Lender, shall be rebuttably presumptive evidence of the principal amount owing hereunder.

Except for such notices as may be required under the terms of the Credit Agreement, Borrower waives presentment, demand, notice, protest, and all other demands, or notices, in connection with the delivery, acceptance, performance, default, or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence.

Borrower shall be solely responsible for the payment of any and all documentary stamps and other taxes applicable to the full face amount of this Note.

This Note shall be governed and construed in accordance with the laws of the State of Nevada, without giving effect to the choice of law provisions of such State, and shall be binding upon Borrower and its legal representatives, successors, and assigns. Wherever possible, each provision of the Credit Agreement and this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Credit Agreement or this Note shall be prohibited by or be invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of the Credit Agreement or this Note.

Nothing herein contained, nor in any instrument or transaction relating hereto, shall be construed or so operate as to require Borrower, or any person liable for the payment of this Note,

to pay interest in an amount or at a rate greater than the highest rate permissible under applicable law. By acceptance hereof, Lender hereby warrants and represents to Borrower that Lender has no intention of charging a usurious rate of interest. Should any interest or other charges paid by Borrowers, or any parties liable for the payments made pursuant to this Note, result in the computation or earning of interest in excess of the highest rate permissible under applicable law, any and all such excess shall be and the same is hereby waived by the holder hereof. Lender shall make adjustments in the Note or Credit Agreement, as applicable, as necessary to ensure that Borrowers will not be required to pay further interest in excess of the amount permitted by applicable law. All such excess shall be automatically credited against and in reduction of the outstanding principal balance. Any portion of such excess which exceeds the outstanding principal balance shall be paid by the holder hereof to the Lender and any parties liable for the payment of this Note, it being the intent of the parties hereto that under no circumstances shall Borrower, or any party liable for the payments hereunder, be required to pay interest in excess of the highest rate permissible under applicable law.

THE LENDER IS A NON-U.S. PERSON AS THAT TERM IS DEFINED IN THE UNITED STATES INTERNAL REVENUE CODE. IT IS HEREBY AGREED AND UNDERSTOOD THAT THE OBLIGATIONS HEREUNDER MAY BE SOLD OR RESOLD ONLY TO NON-U.S. PERSONS. THE INTEREST PAYABLE HEREUNDER IS PAYABLE ONLY OUTSIDE THE UNITED STATES. ANY U.S. PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAW.

Conversion of Note. At any time and from time to time while this Note is outstanding, but only upon the occurrence of an Event of Default under the Credit Agreement or any other Loan Documents, this Note may be, at the sole option of the Lender, convertible into shares of the common stock, par value $0.001 per share (the "**Common Stock**") of Borrower, in accordance with the terms and conditions set forth below.

(a) Voluntary Conversion. At any time while this Note is outstanding, but only upon the occurrence of an Event of Default under the Credit Agreement or any other Loan Documents, the Lender may convert all or any portion of the outstanding principal, accrued and unpaid interest, and any other sums due and payable hereunder or under the Credit Agreement (such total amount, the "**Conversion Amount**") into shares of Common Stock of the Borrower (the "**Conversion Shares**") at a price equal to: (i) the Conversion Amount (the numerator); *divided by* (ii) eighty-five percent (85%) of the lowest of the daily volume weighted average price of the Borrower's Common Stock during the five (5) Business Days immediately prior to the Conversion Date, which price shall be indicated in the conversion notice (in the form attached hereto as **Exhibit "A"**, the "**Conversion Notice**") (the denominator) (the "**Conversion Price**"). The Lender shall submit a Conversion Notice indicating the Conversion Amount, the number of Conversion Shares issuable upon such conversion, and where the Conversion Shares should be delivered.

(b) The Lender's Conversion Limitations. The Borrower shall not effect any conversion of this Note, and the Lender shall not have the right to convert any portion of this Note, to the extent that after giving effect to the conversion set forth on the Conversion Notice submitted by the Lender, the Lender (together with the Lender's Affiliates and any Persons acting as a group together with the Lender or any of the Lender's Affiliates) would beneficially

own shares of Common Stock in excess of the Beneficial Ownership Limitation (as defined herein). To ensure compliance with this restriction, prior to delivery of any Conversion Notice, the Lender shall have the right to request that the Borrower provide to the Lender a written statement of the percentage ownership of the Borrower's Common Stock that would be beneficially owned by the Lender and its Affiliates in the Borrower if the Lender converted such portion of this Note then intended to be converted by Lender. The Borrower shall, within two (2) Business Days of such request, provide Lender with the requested information in a written statement, and the Lender shall be entitled to rely on such written statement from the Borrower in issuing its Conversion Notice and ensuring that its ownership of the Borrower's Common Stock is not in excess of the Beneficial Ownership Limitation. The restriction described in this Section may be waived by Lender, in whole or in part, upon not less than sixty-one (61) days prior written notice from the Lender to the Borrower to increase such percentage.

For purposes of this Note, the "**Beneficial Ownership Limitation**" shall be 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Note. The limitations contained in this Section shall apply to a successor holder of this Note. For purposes of this Note, "**Person**" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof.

(c) Mechanics of Conversion. The conversion of this Note shall be conducted in the following manner:

(1) To convert this Note into shares of Common Stock on any date set forth in the Conversion Notice by the Lender (the "**Conversion Date**"), the Lender shall transmit by facsimile or electronic mail (or otherwise deliver) a copy of the fully executed Conversion Notice to the Borrower (or, under certain circumstances as set forth below, by delivery of the Conversion Notice to the Borrower's transfer agent).

(2) Borrower's Response. Upon receipt by the Borrower of a copy of a Conversion Notice, the Borrower shall as soon as practicable, but in no event later than two (2) Business Days after receipt of such Conversion Notice, send, via facsimile or electronic mail (or otherwise deliver) a confirmation of receipt of such Conversion Notice (the "**Conversion Confirmation**") to the Lender indicating that the Borrower will process such Conversion Notice in accordance with the terms herein. In the event the Borrower fails to issue its Conversion Confirmation within said two (2) Business Day time period, the Lender shall have the absolute and irrevocable right and authority to deliver the fully executed Conversion Notice to the Borrower's transfer agent, and pursuant to the terms of the Credit Agreement, the Borrower's transfer agent shall issue the applicable Conversion Shares to Lender as hereby provided. Within five (5) Business Days after the date of the Conversion Confirmation (or the date of the Conversion Notice, if the Borrower fails to issue the Conversion Confirmation), provided that the Borrower's transfer agent is participating in the Depository Trust Borrower ("**DTC**") Fast Automated Securities Transfer ("**FAST**") program, the Borrower shall cause the transfer agent to (or, if for any reason the Borrower fails to instruct or cause its transfer agent to so act, then pursuant to the Credit Agreement, the Lender may request and require the Borrower's transfer agent to) electronically transmit the applicable Conversion Shares to which the Lender shall be entitled by crediting the account of the Lender's prime broker with DTC through its Deposit

Withdrawal Agent Commission ("**DWAC**") system, and.provide proof satisfactory to the Lender of such delivery. In the event that the Borrower's transfer agent is not participating in the DTC FAST program and is not otherwise DWAC eligible, within five (5) Business Days after the date of the Conversion Confirmation (or the date of the Conversion Notice, if the Borrower fails to issue the Conversion Confirmation), the Borrower shall instruct and cause its transfer agent to (or, if for any reason the Borrower fails to instruct or cause its transfer agent to so act, then pursuant to the Credit Agreement, the Lender may request and require the Borrower's transfer agent to) issue and surrender to a nationally recognized overnight courier for delivery to the address specified in the Conversion Notice, a certificate, registered in the name of the Lender, or its designees, for the number of Conversion Shares to which the Lender shall be entitled. To effect conversions hereunder, the Lender shall not be required to physically surrender this Note to the Borrower unless the entire principal amount of this Note, plus all accrued and unpaid interest thereon, has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note in an amount equal to the applicable conversion. The Lender and the Borrower shall maintain records showing the principal amount(s) converted and the date of such conversion(s). **The Lender, and any assignee by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note may be less than the amount stated on the face hereof.**

(3) Record Lender. The Person(s) entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder(s) of such shares of Common Stock as of the Conversion Date.

(4) Failure to Deliver Certificates. If in the case of any Conversion Notice, the certificate or certificates are not delivered to or as directed by the Lender by the date required hereby, the Lender shall be entitled to elect by written notice to the Borrower at any time on or before its receipt of such certificate or certificates, to rescind such Conversion Notice, in which event the Borrower shall promptly return to the Lender any original Note delivered to the Borrower and the Lender shall promptly return to the Borrower the Common Stock certificates representing the principal amount of this Note unsuccessfully tendered for conversion to the Borrower.

(5) Obligation Absolute; Partial Liquidated Damages. The Borrower's obligations to issue and deliver the Conversion Shares upon conversion of this Note in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Lender to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or entity or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Lender or any other person or entity of any obligation to the Borrower or any violation or alleged violation of law by the Lender or any other person or entity, and irrespective of any other circumstance which might otherwise limit such obligation of the Borrower to the Lender in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Borrower of any such action the Borrower may have against the Lender. In the event the Lender of this Note shall elect to convert any or all of the outstanding principal amount hereof and accrued but unpaid interest thereon in accordance with the terms of this Note, the Borrower may not refuse conversion based on any claim that the Lender or anyone associated or affiliated with the Lender has been engaged in any

violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Lender, restraining and or enjoining conversion of all or part of this Note shall have been sought and obtained, and the Borrower posts a surety bond for the benefit of the Lender in the amount of 150% of the outstanding principal amount of this Note, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Lender to the extent it obtains judgment. In the absence of such injunction, the Borrower shall issue Conversion Shares upon a properly noticed conversion. If the Borrower fails for any reason to deliver to the Lender such certificate or certificates representing Conversion Shares pursuant to timing and delivery requirements of this Note, the Borrower shall pay to such Lender, in cash, as liquidated damages and not as a penalty, for each $1,000 of principal amount being converted, $1.00 per day for each day after the date by which such certificates should have been delivered until such certificates are delivered. Nothing herein shall limit a Lender's right to pursue actual damages or declare an Event of Default pursuant to the Credit Agreement, this Note or any agreement securing the indebtedness under this Note for the Borrower's failure to deliver Conversion Shares within the period specified herein and such Lender shall have the right to pursue all remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Lender from seeking to enforce damages pursuant to any other Section hereof or under applicable law. Nothing herein shall prevent the Lender from having the Conversion Shares issued directly by the Borrower's transfer agent in accordance with the Credit Agreement, in the event for any reason the Borrower fails to issue or deliver, or cause its transfer agent to issue and deliver, the Conversion Shares to the Lender upon exercise of Lender's conversion rights hereunder.

(6) Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of this Note shall be made without charge to the Lender hereof for any documentary stamp or similar taxes, or any other issuance or transfer fees of any nature or kind that may be payable in respect of the issue or delivery of such certificates, any such taxes or fees, if payable, to be paid by the Borrower.

(d) Make-Whole Rights. Upon liquidation by the Holder of Conversion Shares issued pursuant to a Conversion Notice, provided that the Lender realizes a net amount from such liquidation equal to less than the Conversion Amount specified in the relevant Conversion Notice (such net realized amount, the "**Realized Amount**"), the Borrower shall issue to the Lender additional shares of the Borrower's Common Stock equal to: (i) the Conversion Amount specified in the relevant Conversion Notice; *minus* (ii) the Realized Amount, as evidenced by a reconciliation statement from the Lender (a "**Sale Reconciliation**") showing the Realized Amount from the sale of the Conversion Shares; *divided by* (iii) the average volume weighted average price of the Borrower's Common Stock during the five (5) Business Days immediately prior to the date upon which the Lender delivers notice (the "**Make-Whole Notice**") to the Borrower that such additional shares are requested by the Lender (the "**Make-Whole Stock Price**") (such number of additional shares to be issued, the "**Make-Whole Shares**"). Upon receiving the Make-Whole Notice and Sale Reconciliation evidencing the number of Make-Whole Shares requested, the Borrower shall instruct its transfer agent to issue certificates representing the Make-Whole Shares, which Make whole Shares shall be issued and delivered in the same manner and within the same time frames as set forth in Subsection (c)(2) above. Subsections (c)(3), (c)(4), (c)(5) and (c)(6) above shall be applicable to the issuance of the Make-Whole Shares. The Make-Whole Shares, when issued, shall be deemed to be validly issued,

fully paid, and non-assessable shares of the Borrower's Common Stock. Following the sale of the Make-Whole Shares by the Lender: (i) in the event that the Lender receives net proceeds from such sale which, when added to the Realized Amount from the prior relevant Conversion Notice, is less than the Conversion Amount specified in the relevant Conversion Notice, the Lender shall deliver an additional Make-Whole Notice to the Borrower following the procedures provided previously in this paragraph, and such procedures and the delivery of Make-Whole Notices shall continue until the Conversion Amount has been fully satisfied; (ii) in the event that the Lender received net proceeds from the sale of Make-Whole Shares in excess of the Conversion Amount specified in the relevant Conversion Notice, such excess amount shall be applied to satisfy any and all amounts owed hereunder in excess of the Conversion Amount specified in the relevant Conversion Notice.

(e) Adjustments to Conversion Price.

(1) Stock Dividends and Stock Splits. If the Borrower, at any time while this Note is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on outstanding shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of Common Stock, any shares of capital stock of the Borrower, then the Conversion Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock (excluding any treasury shares of the Borrower) outstanding immediately before such event, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination, or re-classification.

(2) Fundamental Transaction. If, at any time while this Note is outstanding: (i) the Borrower effects any merger or consolidation of the Borrower with or into another Person, (ii) the Borrower effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Borrower or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Borrower effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "**Fundamental Transaction**"), then upon any subsequent conversion of this Note, the Lender shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one (1) share of Common Stock (the "**Alternate Consideration**"). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one (1) share of Common Stock in such Fundamental Transaction, and the Borrower shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the

relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Lender shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Borrower or surviving entity in such Fundamental Transaction shall issue to the Lender a new note consistent with the foregoing provisions and evidencing the Lender's right to convert such note into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section and insuring that this Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

(3) Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Note, the Borrower shall promptly deliver to Lender a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(4) Notice to Allow Conversion by Lender. If: (A) the Borrower shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Borrower shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Borrower shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Borrower shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Borrower is a party, any sale or transfer of all or substantially all of the assets of the Borrower, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Borrower shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Borrower, then, in each case, the Borrower shall cause to be filed at each office or agency maintained for the purpose of conversion of this Note, and shall cause to be delivered to the Lender at its last address as it shall appear upon the Borrower's records, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating: (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. The Lender is entitled to convert this Note during the 10-day period commencing on the date of such notice through the effective date of the event triggering such notice.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Borrower has executed this Note as of the date set forth above.

BORROWER:

ARRAYIT CORPORATION, INC.,
a Nevada corporation

By: René Schena
Name: René Schena
Title: CEO

STATE OF ___________)
SS.
COUNTY OF ___________)

The foregoing instrument was acknowledged before me this ___ day of __________, 2016 by ________________, who is the ________________ of Arrayit Corporation, on behalf of such entity. He/She is personally known to me or has produced _________________________ as identification.

My Commission Expires:

____
Notary Public

____
Name of Notary typed or printed

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California, County of Santa Clara)ss. On 10/25/2016 before me R.C. Singh, Notary Public, personally appeared RENEAN N SCHENA, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct. WITNESS my hand and official seal.

R. C. SINGH
Commission # 2127652
Notary Public - California
Santa Clara County
My Comm. Expires Oct 21, 2019

EXHIBIT "A".

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal and/or interest under the Revolving Note (the "**Note**") of **ARRAYIT CORPORATION**, a Nevada corporation (the "**Borrower**"), into shares of common stock, par value $0.001 per share (the "**Common Shares**"), of the Borrower in accordance with the conditions of the Note, as of the date written below.

Based solely on information provided by the Borrower to Lender, the undersigned represents and warrants to the Borrower that its ownership of the Common Shares does not exceed the Beneficial Ownership Limitation determined in accordance with Section 13(d) of the Exchange Act of 1934, as amended, as specified under the Note.

Conversion calculations
Effective Date of Conversion: ____________________
Principal Amount and/or Interest to be Converted: ____________________
Number of Common Shares to be Issued: ____________________

[LENDER]

By: ______________________

Name: ______________________

Title: ______________________

Address: ______________________

____

____